UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 8, 2015

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	98-0438382

(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

O'Hara House, 3 Bermudiana Road, Hamilton, Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (441) 296-1431

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A of Central European Media Enterprises Ltd. (the “Company”) is being filed to update the Company’s previous disclosure contained in its Current Report on Form 8-K filed on December 11, 2015 regarding the engagement of Ernst & Young LLP (“EY”) as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2016.

Item 4.01	Changes in Registrant’s Certifying Accountant
Deloitte LLP (“Deloitte”) served as the Company’s independent registered public accounting firm until Deloitte issued its report on the Company’s consolidated financial statements as of and for the year ended December 31, 2015, and on the effectiveness of internal control over financial reporting as of December 31, 2015. Deloitte issued such reports on February 22, 2016.
Deloitte’s audit reports for the years ended December 31, 2015, 2014 and 2013 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their reports for December 31, 2014 and 2013 contained explanatory paragraphs stating that there was substantial doubt about the Company's ability to continue as a going concern.
In connection with the audits of the Company’s financial statements for the years ended December 31, 2015, 2014 and 2013 and through the date of this Current Report, there were (a) no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would cause Deloitte to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years and (b) no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.
The Company requested Deloitte to provide it with a letter addressed to the SEC stating whether or not Deloitte agrees with the above disclosures. A copy of Deloitte’s letter, dated February 22, 2016, is attached hereto as Exhibit 16.1.
During the years ended December 31, 2015, 2014 and 2013 and through the date of this Current Report, the Company has not consulted with EY regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

16.1	Letter dated February 22, 2016 from Deloitte LLP to the Securities and Exchange Commission

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
Date: February 22, 2016	/s/ David Sturgeon___________________
David Sturgeon Chief Financial Officer